UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number	811-00043

DWS Investment Trust

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	9/30

Date of reporting period:	3/31/2010

ITEM 1.	REPORT TO STOCKHOLDERS

  MARCH 31, 2010

Semiannual Report to Shareholders

DWS Small Cap Core Fund

Contents

4 Performance Summary

7 Information About Your Fund's Expenses

9 Portfolio Summary

11 Investment Portfolio

20 Financial Statements

24 Financial Highlights

28 Notes to Financial Statements

37 Summary of Management Fee Evaluation by Independent Fee Consultant

42 Account Management Resources

43 Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Stocks of smaller companies involve greater risk than securities of larger, more- established companies. Stocks may decline in value. See the prospectus for details.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary March 31, 2010

Average Annual Total Returns as of 3/31/10
Unadjusted for Sales Charge	6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	10.05%	54.68%	-9.71%	-2.03%	3.57%
Class B	9.62%	53.54%	-10.34%	-2.76%	2.76%
Class C	9.69%	53.53%	-10.40%	-2.77%	2.77%
Adjusted for the Maximum Sales Charge
Class A (max 5.75% load)	3.72%	45.78%	-11.47%	-3.19%	2.96%
Class B (max 4.00% CDSC)	5.62%	50.54%	-10.84%	-2.89%	2.76%
Class C (max 1.00% CDSC)	8.69%	53.53%	-10.40%	-2.77%	2.77%
No Sales Charges
Class S	10.17%	54.88%	-9.51%	-1.76%	3.85%
Russell 2000® Index+	13.07%	62.76%	-3.99%	3.36%	3.68%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the Fund's most recent month-end performance. Performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated February 1, 2010 are 1.91%, 2.87%, 2.77% and 1.52% for Class A, Class B, Class C and Class S shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

The Fund may charge a 2% fee for redemptions of shares held less than 15 days.

Please keep in mind that high double-digit returns were primarily achieved during favorable market conditions. Investors should not expect that such favorable returns can be consistently achieved. A fund's performance, especially for very short time periods, should not be the sole factor in making your investment decision.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Returns shown for Class A, B and C shares for the periods prior to their inception on June 25, 2001 and for Class S shares for the period prior to its inception on July 17, 2000 are derived from the historical performance of the Fund's original share class (Class AARP) of the DWS Small Cap Core Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of each specific class. Any difference in expenses will affect performance. Class AARP shares merged into Class S shares on July 14, 2006.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Small Cap Core Fund — Class A [] Russell 2000 Index+

Yearly periods ended March 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

+ The Russell 2000 Index is an unmanaged, capitalization-weighted measure of approximately 2,000 of the smallest companies in the Russell 3000 Index.
Net Asset Value and Distribution Information
	Class A	Class B	Class C	Class S
Net Asset Value: 3/31/10	$ 14.56	$ 13.22	$ 13.25	$ 14.95
9/30/09	$ 13.24	$ 12.06	$ 12.08	$ 13.58
Distribution Information: Six Months as of 3/31/10: Income Dividends	$ .01	$ —	$ —	$ .01
Lipper Rankings — Small-Cap Core Funds Category as of 3/31/10
Period	Rank		Number of Fund Classes Tracked	Percentile Ranking (%)
Class A 1-Year	567	of	733	78
3-Year	580	of	621	94
5-Year	480	of	508	95
Class B 1-Year	586	of	733	80
3-Year	591	of	621	96
5-Year	491	of	508	97
Class C 1-Year	587	of	733	80
3-Year	594	of	621	96
5-Year	492	of	508	97
Class S 1-Year	566	of	733	78
3-Year	573	of	621	93
5-Year	477	of	508	94

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class A, B and C shares limited these expenses; had they not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (October 1, 2009 to March 31, 2010).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended March 31, 2010
Actual Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 10/1/09	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 3/31/10	$ 1,100.50	$ 1,096.20	$ 1,096.90	$ 1,101.70
Expenses Paid per $1,000*	$ 8.59	$ 12.49	$ 12.49	$ 7.02
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 10/1/09	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 3/31/10	$ 1,016.75	$ 1,013.01	$ 1,013.01	$ 1,018.25
Expenses Paid per $1,000*	$ 8.25	$ 11.99	$ 11.99	$ 6.74
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B	Class C	Class S
DWS Small Cap Core Fund	1.64%	2.39%	2.39%	1.34%

For more information, please refer to the Fund's prospectus.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	3/31/10	9/30/09

Common Stocks	98%	98%
Cash Equivalents	2%	2%
	100%	100%
Sector Diversification (As a % of Common Stocks)	3/31/10	9/30/09

Information Technology	19%	20%
Consumer Discretionary	16%	14%
Financials	16%	16%
Health Care	14%	9%
Industrials	13%	18%
Materials	8%	7%
Energy	6%	9%
Consumer Staples	6%	4%
Utilities	1%	2%
Telecommunication Services	1%	1%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at March 31, 2010 (9.7% of Net Assets)
1. Del Monte Foods Co. Produces, distributes and markets branded and private label food and pet products	1.1%
2. Centene Corp. A multiline managed care organization that provides Medicaid and Medicaid-related programs	1.1%
3. Intel Corp. Designer, manufacturer and seller of computer components and related products	1.1%
4. PolyOne Corp. Polymer services company	1.0%
5. ViroPharma, Inc. A pharmaceutical company committed to the commercialization, development and discovery of new antiviral medicines	0.9%
6. AMERIGROUP Corp. Provider of health care benefits	0.9%
7. Synovus Financial Corp. Provider of financial services	0.9%
8. Par Pharmaceutical Companies, Inc. Manufacturer and distributor of generic drugs	0.9%
9. Corinthian Colleges, Inc. A private, for-profit post-secondary education company	0.9%
10. Waddell & Reed Financial, Inc. Investment advisor and underwriter for a family of mutual funds	0.9%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 11. A quarterly Fact Sheet is available upon request. A complete list of the Fund's portfolio holdings is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of March 31, 2010 (Unaudited)

	Shares	Value ($)

Common Stocks 98.3%
Consumer Discretionary 15.9%
Auto Components 1.1%
Tenneco, Inc.*	25,800	610,170
TRW Automotive Holdings Corp.*	7,300	208,634
		818,804
Automobiles 0.1%
Thor Industries, Inc.	2,900	87,609
Diversified Consumer Services 2.9%
Corinthian Colleges, Inc.* (a)	36,100	634,999
DeVry, Inc.	7,800	508,560
Hillenbrand, Inc.	7,100	156,129
Steiner Leisure Ltd.*	6,800	301,376
Universal Technical Institute, Inc.*	21,300	486,066
		2,087,130
Hotels Restaurants & Leisure 1.7%
Caribou Coffee Co., Inc.* (a)	5,400	35,748
Domino's Pizza, Inc.* (a)	38,200	521,048
Panera Bread Co. "A"*	7,000	535,430
Papa John's International, Inc.*	4,900	125,979
		1,218,205
Household Durables 1.1%
D.R. Horton, Inc.	41,000	516,600
Ryland Group, Inc.	10,500	235,620
		752,220
Leisure Equipment & Products 0.4%
Eastman Kodak Co.*	9,700	56,163
Sturm, Ruger & Co., Inc. (a)	18,000	215,820
		271,983
Media 1.1%
Valassis Communications, Inc.*	9,000	250,470
World Wrestling Entertainment, Inc. "A" (a)	31,400	543,220
		793,690
Multiline Retail 0.7%
99 Cents Only Stores*	1,100	17,930
Nordstrom, Inc. (a)	6,000	245,100
Tuesday Morning Corp.*	34,300	226,037
		489,067
Specialty Retail 3.5%
Books-A-Million, Inc. (a)	3,800	27,512
Brown Shoe Co., Inc.	8,100	125,388
Cato Corp. "A"	12,500	268,000
DSW, Inc. "A"*	8,300	211,899
Jo-Ann Stores, Inc.*	13,700	575,126
Select Comfort Corp.*	55,800	444,726
Stage Stores, Inc.	14,900	229,311
Ulta Salon, Cosmetics & Fragrance, Inc.*	25,900	585,858
		2,467,820
Textiles, Apparel & Luxury Goods 3.3%
Fossil, Inc.*	13,600	513,264
Maidenform Brands, Inc.*	18,500	404,225
Oxford Industries, Inc.	18,700	380,171
Steven Madden Ltd.*	3,700	180,560
Timberland Co. "A"*	17,100	364,914
UniFirst Corp.	9,542	491,413
		2,334,547
Consumer Staples 5.6%
Beverages 0.6%
Coca-Cola Bottling Co. Consolidated	3,400	199,444
National Beverage Corp.	19,200	213,504
		412,948
Food & Staples Retailing 0.8%
The Andersons, Inc.	16,500	552,420
Food Products 2.6%
Del Monte Foods Co.	52,000	759,200
Lancaster Colony Corp.	9,100	536,536
Tyson Foods, Inc. "A"	30,900	591,735
		1,887,471
Personal Products 1.6%
Estee Lauder Companies, Inc. "A"	8,400	544,908
Nu Skin Enterprises, Inc. "A"	18,100	526,710
Nutraceutical International Corp.*	5,900	88,146
		1,159,764
Energy 6.0%
Energy Equipment & Services 4.2%
Core Laboratories NV	4,500	588,600
Geokinetics, Inc.*	58,800	423,948
Lufkin Industries, Inc.	1,200	94,980
Newpark Resources, Inc.*	8,500	44,625
Oil States International, Inc.*	13,600	616,624
Patterson-UTI Energy, Inc. (a)	27,300	381,381
PHI, Inc.*	1,200	25,416
Pioneer Drilling Co.*	65,000	457,600
RPC, Inc. (a)	2,800	31,164
Tesco Corp.*	10,200	119,034
Unit Corp.*	5,800	245,224
		3,028,596
Oil, Gas & Consumable Fuels 1.8%
Bill Barrett Corp.*	15,200	466,792
Callon Petroleum Co.*	54,100	289,976
Contango Oil & Gas Co.*	700	35,805
Crosstex Energy, Inc.*	16,500	143,385
Overseas Shipholding Group, Inc.	8,200	321,686
Tsakos Energy Navigation Ltd.	1,100	16,214
		1,273,858
Financials 15.3%
Capital Markets 2.2%
BGC Partners, Inc. "A"	12,900	78,819
Calamos Asset Management, Inc. "A"	15,400	220,836
Diamond Hill Investment Group	2,600	178,360
Epoch Holding Corp.	8,400	94,836
GAMCO Investors, Inc. "A"	3,300	150,150
LaBranche & Co., Inc.*	47,000	247,220
Waddell & Reed Financial, Inc. "A"	17,600	634,304
		1,604,525
Commercial Banks 3.8%
BancFirst Corp.	5,100	213,741
Banner Corp. (a)	13,700	52,608
Century Bancorp., Inc. "A"	1,400	26,880
Community Bank System, Inc. (a)	19,100	435,098
Fulton Financial Corp.	9,500	96,805
Heritage Commerce Corp.*	5,000	20,900
Lakeland Bancorp., Inc. (a)	12,200	107,970
NBT Bancorp., Inc.	2,700	61,695
S&T Bancorp., Inc. (a)	17,900	374,110
Santander BanCorp.*	5,600	68,712
StellarOne Corp.	1,300	17,381
Susquehanna Bancshares, Inc. (a)	57,800	567,018
Synovus Financial Corp. (a)	199,400	656,026
		2,698,944
Consumer Finance 0.5%
Advance America Cash Advance Centers, Inc.	42,100	245,022
Nelnet, Inc. "A"	4,600	85,376
		330,398
Diversified Financial Services 1.8%
KKR Financial Holdings LLC (Limited Partnership)	70,400	577,984
MarketAxess Holdings, Inc.	9,000	141,570
PHH Corp.*	25,000	589,250
Resource America, Inc. "A"	3,800	18,240
		1,327,044
Insurance 4.8%
Allied World Assurance Co. Holdings Ltd.	12,100	542,685
American Financial Group, Inc.	14,300	406,835
American Physicians Capital, Inc.	6,266	200,198
Aspen Insurance Holdings Ltd.	3,800	109,592
Crawford & Co. "B"*	9,500	38,665
EMC Insurance Group, Inc. (a)	2,400	54,048
Endurance Specialty Holdings Ltd.	14,700	546,105
First Mercury Financial Corp.	1,900	24,757
Flagstone Reinsurance Holdings Ltd.	18,400	210,864
Kansas City Life Insurance Co.	1,000	31,580
Max Capital Group Ltd.	25,700	590,843
Platinum Underwriters Holdings Ltd.	3,200	118,656
Presidential Life Corp.	8,800	87,736
Safety Insurance Group, Inc.	8,400	316,428
Selective Insurance Group, Inc.	6,200	102,920
Stewart Information Services Corp.	2,500	34,500
		3,416,412
Real Estate Investment Trusts 1.9%
LTC Properties, Inc. (REIT)	1,900	51,414
MFA Financial, Inc. (REIT)	62,900	462,944
National Retail Properties, Inc. (REIT)	7,200	164,376
OMEGA Healthcare Investors, Inc. (REIT)	3,400	66,266
PS Business Parks, Inc. (REIT)	11,500	614,100
		1,359,100
Thrifts & Mortgage Finance 0.3%
Brookline Bancorp., Inc.	9,900	105,336
Provident Financial Holdings, Inc.	9,400	32,712
Provident New York Bancorp.	6,900	65,412
		203,460
Health Care 13.3%
Biotechnology 0.1%
Exelixis, Inc.*	2,900	17,603
SciClone Pharmaceuticals, Inc.*	11,100	39,183
		56,786
Health Care Equipment & Supplies 1.7%
Align Technology, Inc.*	25,900	500,906
Cantel Medical Corp.	4,800	95,280
HealthTronics, Inc.*	12,400	44,392
Hill-Rom Holdings, Inc.	22,100	601,341
		1,241,919
Health Care Providers & Services 7.3%
America Service Group, Inc.	2,200	35,398
AMERIGROUP Corp.*	20,000	664,800
AmerisourceBergen Corp.	17,900	517,668
BioScrip, Inc.*	3,100	24,738
Centene Corp.* (a)	31,300	752,452
Coventry Health Care, Inc.*	21,200	524,064
Emergency Medical Services Corp. "A"*	10,000	565,500
Healthspring, Inc.*	13,400	235,840
Humana, Inc.*	11,100	519,147
Kindred Healthcare, Inc.*	8,600	155,230
Magellan Health Services, Inc.*	14,200	617,416
Metropolitan Health Networks, Inc.*	21,300	68,799
Universal American Financial Corp.*	34,200	526,680
		5,207,732
Life Sciences Tools & Services 0.1%
Accelrys, Inc.*	6,900	42,504
Bruker Corp.*	2,200	32,230
		74,734
Pharmaceuticals 4.1%
Endo Pharmaceuticals Holdings, Inc.*	3,300	78,177
Impax Laboratories, Inc.*	32,100	573,948
Par Pharmaceutical Companies, Inc.*	25,900	642,320
Questcor Pharmaceuticals, Inc.*	47,000	386,810
Valeant Pharmaceuticals International* (a)	13,600	583,576
ViroPharma, Inc.*	49,800	678,774
		2,943,605
Industrials 12.8%
Aerospace & Defense 0.2%
AerCap Holdings NV*	3,500	40,320
ITT Corp.	2,000	107,220
		147,540
Airlines 2.0%
Alaska Air Group, Inc.*	14,400	593,712
Allegiant Travel Co.* (a)	3,700	214,082
Hawaiian Holdings, Inc.*	74,600	549,802
Pinnacle Airlines Corp.*	6,900	51,267
		1,408,863
Building Products 0.3%
Lennox International, Inc.	5,400	239,328
Commercial Services & Supplies 0.9%
Consolidated Graphics, Inc.*	11,400	472,074
M&F Worldwide Corp.*	2,900	88,740
Standard Register Co.	9,600	51,360
		612,174
Construction & Engineering 0.8%
EMCOR Group, Inc.*	22,600	556,638
Electrical Equipment 1.5%
A.O. Smith Corp.	4,300	226,051
EnerSys*	8,800	217,008
Thomas & Betts Corp.*	15,300	600,372
		1,043,431
Industrial Conglomerates 1.6%
Carlisle Companies, Inc.	8,900	339,090
Raven Industries, Inc. (a)	9,900	291,951
Tredegar Corp.	30,800	526,064
		1,157,105
Machinery 3.8%
Crane Co.	15,600	553,800
Donaldson Co., Inc.	2,600	117,312
Graham Corp.	22,000	395,780
Nordson Corp.	8,200	556,944
Oshkosh Corp.*	12,800	516,352
Pall Corp.	13,500	546,615
		2,686,803
Marine 0.6%
Paragon Shipping, Inc. "A"	93,000	433,380
Professional Services 0.9%
Diamond Management & Technology Consultants, Inc.	4,700	36,895
SFN Group, Inc.*	66,700	534,267
VSE Corp.	2,400	98,784
		669,946
Road & Rail 0.1%
AMERCO*	1,600	86,864
Trading Companies & Distributors 0.1%
Applied Industrial Technologies, Inc.	4,300	106,855
Information Technology 18.7%
Communications Equipment 1.7%
Acme Packet, Inc.*	6,700	129,176
Loral Space & Communications, Inc.*	10,800	379,296
Oplink Communications, Inc.*	20,200	374,508
Plantronics, Inc.	9,700	303,416
		1,186,396
Computers & Peripherals 2.2%
Lexmark International, Inc. "A"*	13,700	494,296
Teradata Corp.*	17,100	494,019
Western Digital Corp.*	13,800	538,062
		1,526,377
Electronic Equipment, Instruments & Components 7.9%
Agilysys, Inc.	9,100	101,647
Arrow Electronics, Inc.*	18,200	548,366
Avnet, Inc.*	18,700	561,000
Bell Microproducts, Inc.*	4,300	30,014
Benchmark Electronics, Inc.*	19,400	402,356
Flextronics International Ltd.*	75,400	591,136
Ingram Micro, Inc. "A"*	30,200	530,010
Jabil Circuit, Inc.	33,700	545,603
Plexus Corp.*	13,300	479,199
Sanmina-SCI Corp.*	25,700	424,050
ScanSource, Inc.*	15,900	457,602
Smart Modular Technologies (WWH), Inc.*	16,300	125,673
SYNNEX Corp.*	9,400	277,864
Tech Data Corp.*	13,200	553,080
		5,627,600
Internet Software & Services 1.4%
EarthLink, Inc.	57,700	492,758
LivePerson, Inc.*	15,000	115,050
Open Text Corp.*	8,400	398,748
		1,006,556
IT Services 2.6%
Acxiom Corp.*	12,900	231,426
CSG Systems International, Inc.*	25,900	542,864
MAXIMUS, Inc.	8,800	536,184
NeuStar, Inc. "A"*	22,100	556,920
		1,867,394
Semiconductors & Semiconductor Equipment 1.1%
Integrated Silicon Solution, Inc.*	4,600	48,530
Intel Corp.	33,800	752,388
		800,918
Software 1.8%
ACI Worldwide, Inc.*	700	14,427
Fortinet, Inc.*	3,500	61,530
Interactive Intelligence, Inc.*	6,700	125,223
Manhattan Associates, Inc.*	12,400	315,952
MicroStrategy, Inc. "A"*	6,000	510,420
OPNET Technologies, Inc.	17,300	278,876
		1,306,428
Materials 8.1%
Chemicals 5.9%
A. Schulman, Inc.	21,500	526,105
Cabot Corp.	17,700	538,080
Georgia Gulf Corp.*	3,900	72,111
Innophos Holdings, Inc.	13,500	376,650
Omnova Solutions, Inc.*	27,600	216,660
PolyOne Corp.*	70,700	723,968
Quaker Chemical Corp.	3,300	89,463
Solutia, Inc.*	35,200	567,072
Stepan Co.	8,300	463,887
W.R. Grace & Co.*	16,400	455,264
Zep, Inc.	8,200	179,416
		4,208,676
Containers & Packaging 0.6%
AEP Industries, Inc.*	15,600	405,912
Metals & Mining 0.7%
Worthington Industries, Inc.	31,600	546,364
Paper & Forest Products 0.9%
Domtar Corp.*	8,700	560,367
Neenah Paper, Inc.	3,900	61,776
		622,143
Telecommunication Services 1.1%
Wireless Telecommunication Services
Telephone & Data Systems, Inc.	15,900	538,215
USA Mobility, Inc.*	20,500	259,735
		797,950
Utilities 1.5%
Electric Utilities 0.6%
IDACORP, Inc.	11,500	398,130
Gas Utilities 0.5%
UGI Corp.	13,500	358,290
Multi-Utilities 0.4%
Integrys Energy Group, Inc. (a)	6,400	303,232
Total Common Stocks (Cost $61,573,889)		70,212,084
	Principal Amount ($)	Value ($)

Government & Agency Obligation 0.1%
US Treasury Obligation
US Treasury Bill, 0.22%**, 9/16/2010 (b) (Cost $64,933)	65,000	64,932
	Shares	Value ($)

Securities Lending Collateral 7.5%
Daily Assets Fund Institutional, 0.22% (c) (d) (Cost $5,358,200)	5,358,200	5,358,200

Cash Equivalents 1.8%
Central Cash Management Fund, 0.16% (c) (Cost $1,277,598)	1,277,598	1,277,598
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $68,274,620)+	107.7	76,912,814
Other Assets and Liabilities, Net	(7.7)	(5,516,281)
Net Assets	100.0	71,396,533
* Non-income producing security.
** Annualized yield at time of purchase; not a coupon rate.
+ The cost for federal income tax purposes was $68,879,889. At March 31, 2010, net unrealized appreciation for all securities based on tax cost was $8,032,925. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $9,662,365 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,629,440.
(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at March 31, 2010, amounted to $5,149,700, which is 7.2% of net assets.
(b) At March 31, 2010, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.
(c) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(d) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

REIT: Real Estate Investment Trust

At March 31, 2010, open futures contracts purchased were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation ($)
Russell E-Mini 2000 Index	USD	6/18/2010	17	1,151,070	5,470
Currency Abbreviation
USD United States Dollar

For information on the Fund's policy and additional disclosures regarding futures contracts, please refer to the Derivatives section of Note A in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of March 31, 2010 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Common Stocks (e)	$ 70,212,084	$ —	$ —	$ 70,212,084
Short-Term Investments (e)	6,635,798	64,932	—	6,700,730
Derivatives (f)	5,470	—	—	5,470
Total	$ 76,853,352	$ 64,932	$ —	$ 76,918,284
(e) See Investment Portfolio for additional detailed categorizations.
(f) Derivatives include unrealized appreciation (depreciation) on futures contracts.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of March 31, 2010 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $61,638,822) — including $5,149,700 of securities loaned	$ 70,277,016
Investment in Daily Assets Fund Institutional (cost $5,358,200)*	5,358,200
Investment in Central Cash Management Fund (cost $1,277,598)	1,277,598
Total investments, at value (cost $68,274,620)	76,912,814
Cash	14,000
Deposits with broker for open futures contracts	131
Dividends receivable	28,701
Receivable for Fund shares sold	12,078
Interest receivable	1,039
Other assets	23,946
Total assets	76,992,709
Liabilities
Payable upon return of securities loaned	5,358,200
Payable for Fund shares redeemed	63,987
Payable for daily variation on open futures contracts	8,157
Accrued management fee	39,890
Other accrued expenses and payables	125,942
Total liabilities	5,596,176
Net assets, at value	$ 71,396,533
Net Assets Consist of
Accumulated distributions in excess of net investment income	(60,144)
Net unrealized appreciation (depreciation) on: Investments	8,638,194
Futures	5,470
Accumulated net realized gain (loss)	(38,890,605)
Paid-in capital	101,703,618
Net assets, at value	$ 71,396,533
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of March 31, 2010 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($6,300,675 ÷ 432,880 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 14.56
Maximum offering price per share (100 ÷ 94.25 of $14.56)	$ 15.45

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($1,528,460 ÷ 115,620 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 13.22

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($826,317 ÷ 62,385 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 13.25
Class S Net Asset Value, offering and redemption price(a) per share ($62,741,081 ÷ 4,195,689 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 14.95
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended March 31, 2010 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $85)	$ 429,341
Income distributions — affiliated cash management vehicles	927
Interest	94
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	17,585
Total Income	447,947
Expenses: Management fee	226,908
Administration fee	34,121
Services to shareholders	103,360
Distribution and service fees	17,324
Reports to shareholders	21,744
Registration fees	24,392
Custodian fee	9,572
Trustees' fees and expenses	2,239
Legal fees	5,886
Audit and tax fees	26,412
Other	8,432
Total expenses before expense reductions	480,390
Expense reductions	(3,454)
Total expenses after expense reductions	476,936
Net investment income (loss)	(28,989)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	9,009,996
Futures	138,729
9,148,725
Change in net unrealized appreciation (depreciation) on: Investments	(2,354,657)
Futures	(39,358)
(2,394,015)
Net gain (loss)	6,754,710
Net increase (decrease) in net assets resulting from operations	$ 6,725,721

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Six Months Ended March 31, 2010 (Unaudited)	Year Ended September 30, 2009
Operations: Net investment income (loss)	$ (28,989)	$ 72,778
Net realized gain (loss)	9,148,725	(32,918,196)
Change in net realized appreciation (depreciation)	(2,394,015)	23,926,407
Net increase (decrease) in net assets resulting from operations	6,725,721	(8,919,011)
Distributions to shareholders from: Net investment income: Class A	(4,034)	(4,084)
Class S	(46,161)	(226,714)
Net realized gains: Class A	—	(1,777)
Class B	—	(608)
Class C	—	(287)
Class S	—	(21,966)
Total distributions	(50,195)	(255,436)
Fund share transactions: Proceeds from shares sold	3,600,982	12,541,477
Reinvestment of distributions	47,700	244,348
Cost of shares redeemed	(8,612,342)	(16,407,132)
Redemption fees	10	667
Net increase (decrease) in net assets from Fund share transactions	(4,963,650)	(3,620,640)
Increase (decrease) in net assets	1,711,876	(12,795,087)
Net assets at beginning of period	69,684,657	82,479,744
Net assets at end of year (including accumulated distributions in excess of net investment income and undistributed net investment income of $60,144 and $19,040, respectively)	$ 71,396,533	$ 69,684,657

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended September 30,	2010[a]	2009	2008	2007	2006	2005
Selected Per Share Data
Net asset value, beginning of period	$ 13.24	$ 14.75	$ 21.77	$ 23.27	$ 25.70	$ 24.87
Income (loss) from investment operations: Net investment income (loss)[b]	(.02)	.01	(.02)	(.02)	(.08)[e]	(.16)
Net realized and unrealized gain (loss)	1.35	(1.51)	(4.09)	1.19	1.05	4.10
Total from investment operations	1.33	(1.50)	(4.11)	1.17	.97	3.94
Less distributions from: Net investment income	(.01)	(.01)	—	—	—	—
Net realized gains	—	(.00)***	(2.91)	(2.67)	(3.40)	(3.11)
Total distributions	(.01)	(.01)	(2.91)	(2.67)	(3.40)	(3.11)
Redemption fees	.00***	.00***	.00***	.00***	.00***	.00***
Net asset value, end of period	$ 14.56	$ 13.24	$ 14.75	$ 21.77	$ 23.27	$ 25.70
Total Return (%)[c]	10.05d**	(10.10)[d]	(21.02)	4.45	4.41[e]	16.45
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	6	5	6	10	12	12
Ratio of expenses before expense reductions (%)	1.71*	1.91	1.58	1.48	1.57	1.50
Ratio of expenses after expense reductions (%)	1.64*	1.52	1.58	1.48	1.57	1.50
Ratio of net investment income (loss) (%)	(.33)*	.14	(.13)	(.12)	(.37)[e]	(.63)
Portfolio turnover rate (%)	151**	434	304	202	205	198
[a] For the six months ended March 31, 2010 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
[e] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.001 per share. Excluding this non-recurring income, total return would have remained the same.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class B Years Ended September 30,	2010[a]	2009	2008	2007	2006	2005
Selected Per Share Data
Net asset value, beginning of period	$ 12.06	$ 13.52	$ 20.32	$ 22.04	$ 24.70	$ 24.20
Income (loss) from investment operations: Net investment income (loss)[b]	(.06)	(.06)	(.13)	(.17)	(.25)[e]	(.36)
Net realized and unrealized gain (loss)	1.22	(1.40)	(3.76)	1.12	.99	3.97
Total from investment operations	1.16	(1.46)	(3.89)	.95	.74	3.61
Less distributions from: Net realized gains	—	(.00)***	(2.91)	(2.67)	(3.40)	(3.11)
Redemption fees	.00***	.00***	.00***	.00***	.00***	.00***
Net asset value, end of period	$ 13.22	$ 12.06	$ 13.52	$ 20.32	$ 22.04	$ 24.70
Total Return (%)[c,d]	9.62**	(10.75)	(21.49)	3.62	3.58[e]	15.50
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	1	2	3	3	3
Ratio of expenses before expense reductions (%)	2.56*	2.87	2.44	2.38	2.39	2.38
Ratio of expenses after expense reductions (%)	2.39*	2.27	2.25	2.25	2.38	2.35
Ratio of net investment income (loss) (%)	(1.08)*	(.60)	(.80)	(.89)	(1.18)[e]	(1.48)
Portfolio turnover rate (%)	151**	434	304	202	205	198
[a] For the six months ended March 31, 2010 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
[e] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.001 per share. Excluding this non-recurring income, total return would have remained the same.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class C Years Ended September 30,	2010[a]	2009	2008	2007	2006	2005
Selected Per Share Data
Net asset value, beginning of period	$ 12.08	$ 13.55	$ 20.39	$ 22.10	$ 24.74	$ 24.21
Income (loss) from investment operations: Net investment income (loss)[b]	(.06)	(.06)	(.13)	(.17)	(.22)[e]	(.35)
Net realized and unrealized gain (loss)	1.23	(1.41)	(3.80)	1.13	.98	3.99
Total from investment operations	1.17	(1.47)	(3.93)	.96	.76	3.64
Less distributions from: Net realized gains	—	(.00)***	(2.91)	(2.67)	(3.40)	(3.11)
Redemption fees	.00***	.00***	.00***	.00***	.00***	.00***
Net asset value, end of period	$ 13.25	$ 12.08	$ 13.55	$ 20.39	$ 22.10	$ 24.74
Total Return (%)[c]	9.69d**	(10.80)[d]	(21.64)[d]	3.66	3.70[e]	15.54
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1	1	1	2	2	2
Ratio of expenses before expense reductions (%)	2.45*	2.77	2.35	2.23	2.27	2.30
Ratio of expenses after expense reductions (%)	2.39*	2.27	2.35	2.23	2.27	2.30
Ratio of net investment income (loss) (%)	(1.08)*	(.60)	(.90)	(.87)	(1.07)[e]	(1.43)
Portfolio turnover rate (%)	151**	434	304	202	205	198
[a] For the six months ended March 31, 2010 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
[e] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.001 per share. Excluding this non-recurring income, total return would have remained the same.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class S Years Ended September 30,	2010[a]	2009	2008	2007	2006	2005
Selected Per Share Data
Net asset value, beginning of period	$ 13.58	$ 15.20	$ 22.31	$23.71	$ 26.04	$ 25.10
Income (loss) from investment operations: Net investment income (loss)[b]	(.00)***	.02	.04	.06	.01[d]	(.07)
Net realized and unrealized gain (loss)	1.38	(1.59)	(4.18)	1.21	1.06	4.12
Total from investment operations	1.38	(1.57)	(4.14)	1.27	1.07	4.05
Less distributions from: Net investment income	(.01)	(.05)	(.06)	—	—	—
Net realized gains	—	(.00)***	(2.91)	(2.67)	(3.40)	(3.11)
Total distributions	(.01)	(.05)	(2.97)	(2.67)	(3.40)	(3.11)
Redemption fees	.00***	.00***	.00***	.00***	.00***	.00***
Net asset value, end of period	$ 14.95	$ 13.58	$ 15.20	$ 22.31	$ 23.71	$ 26.04
Total Return (%)	10.17**	(10.20)	(20.64)	4.82[c]	4.82[c,d]	16.72
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	63	62	74	126	138	101
Ratio of expenses before expense reductions (%)	1.34*	1.52	1.21	1.15	1.19	1.14
Ration of expenses after expense reductions (%)	1.34*	1.52	1.21	1.09	1.17	1.14
Ratio of net investment income (loss) (%)	(.03)*	.15	.24	.27	.03[d]	(.27)
Portfolio turnover rate (%)	151**	434	304	202	205	198
[a] For the six months ended March 31, 2010 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.001 per share. Excluding this non-recurring income, total return would have remained the same.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Organization and Significant Accounting Policies

DWS Small Cap Core Fund (the "Fund") is a diversified series of DWS Investment Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares of the Fund are closed to new purchases, except exchanges or the reinvestment of dividends or other distributions. Class B shares were offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security, the size of the holding, the initial cost of the security, the existence of any contractual restrictions on the security's disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or evaluated prices from broker-dealers and/or pricing services, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company's or issuer's financial statements, an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Securities Lending. The Fund may lend securities to certain financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Derivatives. Authoritative accounting guidance requires that disclosures about the Fund's derivative and hedging activities and derivatives accounted for as hedging instruments must be disclosed separately from derivatives that do not qualify for hedge accounting. Because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings, the Fund's derivatives are not accounted for as hedging instruments. As such, even though the Fund may use derivatives in an attempt to achieve an economic hedge, the Fund's derivatives are not considered to be hedging instruments. The disclosure below is presented in accordance with authoritative accounting guidance.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund enters into futures contracts in circumstances where the portfolio management team believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs, while maintaining exposure to the market.

Futures contracts are valued at the most recent settlement price. Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the underlying hedged security, index or currency. Risk of loss may exceed amounts recognized in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of March 31, 2010 is included in a table following the Fund's Investment Portfolio. For the six months ended March 31, 2010, the Fund invested in futures contracts with a total notional value generally indicative of a range from approximately $1,151,000 to $1,560,000.

The following tables summarize the value of the Fund's derivative instruments held as of March 31, 2010 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Liability Derivatives	Futures Contracts
Equity Contracts (a)	$ 5,470

The above derivative is located in the following Statement of Assets and Liabilities account:

(a) Net unrealized appreciation (depreciation) on futures. Liability of payable for daily variation margin on open futures contracts reflects unsettled variation margin.

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the six months ended March 31, 2010 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Futures Contracts
Equity Contracts (a)	$ 138,729

The above derivative is located in the following Statement of Operations account:

(a) Net realized gain (loss) from futures
Change in Net Unrealized Appreciation (Depreciation)	Futures Contracts
Equity Contracts (a)	$ (39,358)

The above derivative is located in the following Statement of Operations account:

(a) Change in net unrealized appreciation (depreciation) on futures

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

At September 30, 2009, the Fund had a net tax basis capital loss carryforward of approximately $24,145,000, which may be applied against any realized net taxable gains of each succeeding year until fully utilized or until September 30, 2017 (the expiration date), whichever occurs first.

In addition, from November 1, 2008 through September 30, 2009, the Fund incurred approximately $23,245,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending September 30, 2010.

The Fund has reviewed the tax positions for the open tax years as of September 30, 2009 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to net investment losses incurred by the Fund and certain securities sold at loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Real Estate Investment Trusts. The Fund periodically recharacterizes distributions received from a Real Estate Investment Trust ("REIT") investment based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available timely from a REIT, the recharacterization will be estimated and a recharacterization will be made in the following year when such information becomes available. Distributions received from REITs in excess of income are recorded as either a reduction of cost of investments or realized gains. The Fund distinguishes between dividends on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset valuation calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended March 31, 2010, purchases and sales of investment securities (excluding short-term investments) aggregated $100,537,109 and $105,407,118, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund's subadvisor.

On January 26, 2010, the Advisor announced its intention to transition members of its Quantitative Strategies Group (the "QS Group"), including members of the Fund's portfolio management team, out of the Advisor into a separate investment advisory firm unaffiliated with the Advisor known as QS Investors, LLC ("QS Investors") (the "Separation"). The Separation is expected to be completed during the third quarter of 2010. In order for the Fund to continue to access the investment expertise offered by the members of the QS Group following the Separation, the Advisor recommended that the Board approve a sub-advisory agreement between the Advisor and QS Investors (the "Sub-Advisory Agreement"). On May 4, 2010, following a review of QS Investors' capabilities, the terms of the Separation and the Sub-Advisory Agreement, the Fund's Board approved the Sub-Advisory Agreement. This action was taken pursuant to an order the Fund and the Advisor requested and received from the Securities and Exchange Commission that permits the Advisor, with the approval of the Fund's Board, to appoint subadvisors that are not affiliated with the Advisor to manage all or a portion of the Fund's assets without the need for a shareholder meeting or vote. The Sub-Advisory Agreement is expected to become effective upon the effective date of the Separation. As a subadvisor to the Fund, QS Investors will make investment decisions and buy and sell securities for the Fund. Pursuant to the Sub-Advisory Agreement, QS Investors is paid for its services by the Advisor from its fees as investment advisor to the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly investment management fee based on the Fund's average daily net assets computed and accrued daily and payable monthly, at the following annual rates:

First $500 million of the Fund's average daily net assets	.665%
Next $500 million of such net assets	.615%
Over $1.0 billion of such net assets	.565%

Accordingly, for the six months ended March 31, 2010, the fee pursuant to the management agreement was equivalent to an annualized effective rate of 0.665% of the Fund's average daily net assets.

For the period from October 1, 2009 through January 31, 2011, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	1.64%
Class B	2.39%
Class C	2.39%
Class S	1.39%

Administration Fee. Pursuant to an Administrative Service Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended March 31, 2010, the Administration Fee was $34,121, of which $5,998 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended March 31, 2010, the amounts charged to the Fund by DISC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at March 31, 2010
Class A	$ 8,942	$ 2,006	$ 4,313
Class B	3,362	1,205	1,642
Class C	1,382	243	841
Class S	73,176	—	42,465
	$ 86,862	$ 3,454	$ 49,261

Distribution and Service Fees. Under the Fund's Class B and C 12b-1 plans, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended March 31, 2010, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at March 31, 2010
Class B	$ 5,268	$ 994
Class C	2,847	492
	$ 8,115	$ 1,486

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended March 31, 2010, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at March 31, 2010	Annualized Effective Rate
Class A	$ 6,540	$ 1,892.24%
Class B	1,732	635.25%
Class C	937	289.25%
	$ 9,209	$ 2,816

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended March 31, 2010 aggregated $31.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C of the value of the shares redeemed. For the six months ended March 31, 2010, the CDSC for Class B shares aggregated $552. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended March 31, 2010, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $12,198, of which $6,086 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Central Cash Management Fund and other affiliated money market funds managed by the Advisor. The Fund indirectly bears its proportionate share of the expenses of the underlying money market funds. Central Cash Management Fund does not pay the Advisor an investment management fee. Central Cash Management Fund seeks a high level of current income consistent with liquidity and the preservation of capital.

D. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $450 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended March 31, 2010		Year Ended September 30, 2009
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	76,209	$ 1,065,476	189,000	$ 2,021,616
Class B	15,000	182,996	39,979	393,341
Class C	6,023	75,652	23,446	236,520
Class S	167,721	2,276,858	941,110	9,890,000
		$ 3,600,982		$ 12,541,477
Shares issued to shareholders in reinvestment of distributions
Class A	233	$ 3,151	511	$ 5,113
Class B	—	—	64	589
Class C	—	—	29	269
Class S	3,207	44,549	23,144	238,377
		$ 47,700		$ 244,348
Shares redeemed
Class A	(56,287)	$ (760,459)	(153,204)	$ (1,670,533)
Class B	(12,532)	(154,280)	(60,994)	(579,943)
Class C	(7,821)	(94,058)	(22,521)	(221,600)
Class S	(545,995)	(7,603,545)	(1,279,949)	(13,935,056)
		$ (8,612,342)		$ (16,407,132)
Redemption fees		$ 10		$ 667
Net increase (decrease)
Class A	20,155	$ 308,175	36,307	$ 356,814
Class B	2,468	28,716	(20,951)	(186,013)
Class C	(1,798)	(18,403)	954	15,189
Class S	(375,067)	(5,282,138)	(315,695)	(3,806,630)
		$ (4,963,650)		$ (3,620,640)

F. Review for Subsequent Events

Management has evaluated the events and transactions subsequent to period end and has determined that there were no material events that would require disclosure in the Fund's financial statements.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 9, 2009, As Revised November 20, 2009

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2009, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007 and 2008.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and serve in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 124 publicly offered Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Account Management Resources

For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:

For shareholders of Classes A, B and C:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-investments.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Class S
Nasdaq Symbol	SZCAX	SZCBX	SZCCX	SSLCX
CUSIP Number	23338J 681	23338J 673	23338J 665	23338J 640
Fund Number	439	639	739	2339

Privacy Statement

Dear Valued Client:

Your confidence is important to us. So we want to make sure you know our policies regarding the handling of our clients' private information. The following information is issued by DWS Investments Distributors, Inc., Deutsche Investment Management Americas Inc., DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. We never sell customer lists or individual client information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number, and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third-party service providers such as transfer agents, custodians and broker-dealers to assist us in processing transactions and servicing your account.

In addition, we may disclose the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. These organizations may only use client information for the purpose designated by the companies listed above. Additional requirements beyond federal law may be imposed by certain states. To the extent that these state laws apply, we will comply with them before we share information about you.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required to or may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

At any time, if you have questions about our policy, please write to us at:

DWS Investments
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415 September 2009

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Paul K. Freeman, Independent Chairman, DWS Funds, P.O. Box 101833, Denver, CO 80250-1833.

ITEM 11.	CONTROLS AND PROCEDURES

(a)        The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)       There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Small Cap Core Fund, a series of DWS Investment Trust

By:	/s/Michael G. Clark Michael G. Clark President

Date:	June 1, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Small Cap Core Fund, a series of DWS Investment Trust

By:	/s/Michael G. Clark Michael G. Clark President

Date:	June 1, 2010

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	June 1, 2010